DELAWARE VIP® TRUST
Delaware VIP International Series

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware VIP Global Equity (formerly, Delaware VIP Global Value Equity)

(each a “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses and
Statements of Additional Information, as amended

On January 16, 2024, the Board of Trustees of Delaware VIP Trust and Ivy Variable Insurance Portfolios approved an Agreement and Plan of Reorganization (the “Agreement”) between each Series (listed as an “Acquired Series” in the table below) and the corresponding Delaware Fund shown in the table below (an “Acquiring Series”) that provides for the reorganization of each Acquired Series with and into  its corresponding Acquiring Series as shown in the table below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Series/Classes	Acquiring Series/Classes
Delaware VIP Global Equity, a series of Ivy Variable Insurance Portfolios	Delaware Ivy VIP Global Growth, a series of Ivy Variable Insurance Portfolios
Class II	Class II

Delaware VIP International Series, a series of Delaware VIP Trust	Delaware Ivy VIP International Core Equity, a series of Ivy Variable Insurance Portfolios
Standard Class	Class I
Service Class	Class II

The Agreement provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of each Acquired Series by the corresponding Acquiring Series in exchange for shares of the Acquiring Series; (b) the distribution of such shares to the shareholders of the Acquired Series; and (c) the liquidation and termination of the Acquired Series.

The Agreement is subject to the approval of applicable Acquired Series shareholders at a special shareholder meeting currently anticipated to be held on March 25, 2024. Shareholders of each Acquired Series will vote separately on the Agreement, and a Reorganization will be effected only if that Acquired Series’ shareholders approve the Agreement.  If the Agreement is approved by the applicable Acquired Series’ shareholders and certain conditions required by the Agreement are satisfied or waived, each Reorganization is expected to take place on or about April 26, 2024 ("Reorganization Date”). The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the applicable Acquired Series and Acquiring Series to be necessary or appropriate. The costs related to the Reorganizations will be borne by the Acquired Series, Acquiring Series, and Delaware Management Company.

No shareholder action is necessary at this time. More detailed information about the Reorganizations will be provided in a forthcoming proxy statement/prospectus that will be mailed to you in late February 2024. When you receive your proxy statement/prospectus, please review it carefully and provide your voting instructions. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

If a Reorganization is approved by Acquired Series shareholders, effective one week before the Reorganization Date, the Acquired Series will close to new investors and existing shareholders.

Prior to the closing of each Reorganization, each Acquired Series will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date. However, since shares of an Acquired Series must be purchased through separate accounts used to fund variable contracts, it is anticipated that any income dividends or capital gains distributed by the Acquired Series will be exempt from current taxation by shareholders if left to accumulate within such separate account.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2024.

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